                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
          PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
                                  SECTION 1350.

      In connection with the Quarterly Report on Form 10-Q of Penwest Pharmaceuticals Co. (the "Company") for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jennifer L. Good, Vice President, Finance and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 6, 2005                            /s/ Jennifer L. Good
                                              ---------------------------------
                                              Jennifer L. Good
                                              Senior Vice President, Finance
                                              and Chief Financial Officer